53116404.6 FIFTH AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT This FIFTH AMENDMENT TO THE AMENDED AND RESTATED EMPLOYMENT AGREEMENT (the “Fifth Amendment”) is made as of July 10, 2025 (the “Effective Date”) by and between Supernus Pharmaceuticals, Inc. a Delaware corporation (the “Company”), and Jack Khattar (the “Executive”). In consideration of the mutual covenants contained in this Fifth Amendment, the Company and the Executive agree as follows: WHEREAS, the Executive and the Company originally entered into an employment agreement, dated December 22, 2005 as amended by the Amended and Restated Employment Agreement, dated February 29, 2012, the Amendment to the Amended and Restated Employment Agreement, dated August 8, 2014, the Second Amendment to the Amended and Restated Employment Agreement, dated as of March 2, 2016, the Third Amendment to the Amended and Restated Employment Agreement, dated as of May 8, 2018, and the Fourth Amendment to the Amended and Restated Employment Agreement, dated as of December 11, 2023 (collectively, the “Employment Agreement”); WHEREAS, the Executive and the Company have agreed to execute this Fifth Amendment to the Employment Agreement effective as of the Effective Date; WHEREAS, Section 16 of the Employment Agreement provides that the Employment Agreement may be amended or modified only by a written instrument signed by the Executive and by a duly authorized representative of the Company; and NOW THEREFORE, in consideration of the foregoing premises and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree that the Employment Agreement shall be amended as follows: AMENDMENT 1. Capitalized terms used herein that are not otherwise defined herein shall have the meanings in the Employment Agreement. 2. Except as expressly provided herein, the remaining terms of the Employment Agreement shall continue in full force and effect. 3. Section 7(b) of the Employment Agreement is hereby amended and restated in its entirety as follows: (b) Confidentiality. The Executive understands and agrees that the Executive’s employment creates a relationship of confidence and trust between the Executive and the Employer with respect to all Confidential Information. From the date hereof, and during any period of the Executive’s employment and following any termination thereof, subject to the provision below and except to the extent required by (i) applicable law or regulation, or (ii) pursuant to (a) an order of a court having jurisdiction, or (b) a subpoena from a government agency, and except as may be necessary in the ordinary course of performing the Executive’s duties to the Employer, the Executive will keep in confidence and trust all such Confidential Information, and will not use or disclose any such Confidential Information to any third person, without the prior written consent of the Board of Directors or its authorized representative, unless such Confidential Information has been previously disclosed to the public or is in the public domain (in each case, other than by reason of the Executive's breach of this Section 7(b) or the wrongful act of any other person having any obligation of confidentiality to the Employer or any of its subsidiaries or affiliates). Notwithstanding the foregoing, nothing in this Agreement between the Executive and the Employer prohibits the Executive from (i) reporting any possible violations of applicable, laws, rules or regulations to any governmental agency or government entity, or (ii) making any other disclosures that are protected under federal, state, or local laws or regulations in the United States; provided that to the extent disclosure of Confidential Information is required by applicable law or regulation or pursuant to an order of a court or a subpoena, the Executive shall

53116404.6 use the Executive’s best efforts to notify the Board of Directors prior to responding to any such order or subpoena. In the event of the termination of the Executive’s employment for any reason, the Executive shall deliver to the Employer all of (a) the property of each of the Employer and its subsidiaries and affiliates and (b) the documents and data of any nature and in whatever medium of each of the Employer and its subsidiaries and affiliates, and the Executive shall not take with the Executive any such property, documents or data or any reproduction thereof, or any documents containing or pertaining to any Confidential Information other than those documents to which he is legally entitled, including, as the case may be, the Executive’s personnel file. 3. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be taken to be an original; but such counterparts shall together constitute one and the same document. [Signature Page Follows.]

53116404.6 SUPERNUS PHARMACEUTICALS, INC. By: Name: Timothy C. Dec Title: Senior Vice-President and Chief Financial Officer Jack Khattar, Executive Electronically signed by: Jack Khattar Date: Jul 10, 2025 20:25 EDT Electronically signed by: Tim Dec Date: Jul 11, 2025 10:07 EDT

Supernus - 5th Amendment to AR Employment Agreement (J. Khattar) 2025 Final Audit Report 2025-07-11 Created: 2025-07-10 (Eastern Daylight Time) By: Tiffany Cacoilo (tcacoilo@supernus.com) Status: Signed Transaction ID: CBJCHBCAABAAHggAj_LM_R1cLFiBrVqLGMZfd-V0bll6 Number of Documents: 1 Document page count: 3 Number of supporting files: 0 Supporting files page count: 0 "Supernus - 5th Amendment to AR Employment Agreement (J. Khattar) 2025" History Document created by Tiffany Cacoilo (tcacoilo@supernus.com) 2025-07-10 - 6:45:35 PM EDT Document emailed to Tim Dec (tdec@supernus.com) for signature 2025-07-10 - 6:52:31 PM EDT Document emailed to Jack Khattar (jkhattar@supernus.com) for signature 2025-07-10 - 6:52:31 PM EDT Email viewed by Jack Khattar (jkhattar@supernus.com) 2025-07-10 - 8:25:05 PM EDT Agreement viewed by Jack Khattar (jkhattar@supernus.com) 2025-07-10 - 8:25:12 PM EDT Document e-signed by Jack Khattar (jkhattar@supernus.com) Signature Date: 2025-07-10 - 8:25:24 PM EDT - Time Source: server Email viewed by Tim Dec (tdec@supernus.com) 2025-07-11 - 10:07:34 AM EDT Agreement viewed by Tim Dec (tdec@supernus.com) 2025-07-11 - 10:07:36 AM EDT

Document e-signed by Tim Dec (tdec@supernus.com) Signature Date: 2025-07-11 - 10:07:50 AM EDT - Time Source: server Agreement completed. 2025-07-11 - 10:07:50 AM EDT